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                                       EXHIBIT 24

First Golden American Life Insurance Company of New York
230 Park Avenue, Suite 966, New York, New York  10169     Phone: (212)973-9647
                                                            Fax: (212)297-0645



                            POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of First Golden American Life Insurance Company of New York ("First Golden"), constitute and appoint Myles R. Tashman, and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following First Golden registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, on or before May 3, 1999, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

  o Post-Effective Amendment currently designated #3 to Separate Account NY-B of First Golden's Registration Statement on Form N-4 (Nos. 333-16501; 811-7935)
  o  First Golden's Registration Statement on Form S-1


SIGNATURE                TITLE                         DATE
---------                -----                         ----

/s/R. Brock Armstrong    Director and Chairman    April 12, 1999
---------------------
R. Brock Armstrong

/s/Barnett Chernow       Director and President   April  9, 1999
---------------------
Barnett Chernow

/s/Myles R. Tashman      Director, Executive      April  8, 1999
---------------------    Vice President,General
Myles R. Tashman         Counsel and Secretary

/s/Carol V. Coleman
---------------------    Director                 April  8, 1999
Carol V. Coleman

/s/Stephen J. Friedman
---------------------    Director                 April  8, 1999
Stephen J. Friedman

/s/Andrew Kalinowski
---------------------    Director                 April  9, 1999
Andrew Kalinowski

/s/Bernard Levitt
---------------------    Director                 April  8, 1999
Bernard Levitt

/s/Roger A. Martin
---------------------    Director                 April  9, 1999
Roger A. Martin

/s/Michael W. Cunningham
---------------------    Director                 April  8, 1999
Michael W. Cunningham

/s/Mary Bea Wilkinson
---------------------    Senior Vice President    April  8, 1999
Mary Bea Wilkinson       Officer and Chief
                         Financial


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